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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  August 27, 1997
                                                         ---------------


                              THE REGISTRY, INC.
               ------------------------------------------------
              (Exact name of registrant as specified in charter)

       MASSACHUSETTS                  0-28192                04-2920563
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      (State or other         (Commission File Number)     (I.R.S.Employer
      jurisdiction of                                    Identification No.)
       incorporation)


     189 Wells Avenue, Newton, MA                               02159
     ----------------------------                               -----
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (617) 527-6886
                                                           --------------

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                           This is page 1 of 5 pages.
                        Exhibit Index appears on page 5.
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ITEM 2.   ACQUISITION OF STOCK

(a) On August 27, 1997 (the "Closing"), pursuant to a Stock Purchase Agreement dated August 27, 1997 (the "Agreement") by and among the Registrant, Eligibility Management Systems, Inc., a Florida corporation (the "Company"), Richard K. Dolan, Charles C. Cain and Thomas A. DiMartino (each a "Seller" and collectively the "Sellers"), the Registrant acquired all of the outstanding capital stock of the Company from the Sellers for the aggregate consideration of up to $21 million. The aggregate consideration paid to the Sellers consists of (i) $15 million in cash paid at Closing, (ii) two additional cash payments of $500,000 payable on the first year and on the eighteen month anniversaries of the Closing, respectively, (iii) a cash payment of $1,000,000 payable on the second anniversary of the Closing and (iv) additional cash consideration of up to $4,000,000 payable in accordance with certain performance objectives as described in Exhibit 1.2 (c) to the Agreement. The amount and nature of the consideration was determined by arms-length negotiation among the parties.

     The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference.
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ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

          No financial statements are required to be filed in connection with the acquisition.

     (c)  Exhibits:

     2 Stock Purchase Agreement dated August 27, 1997 by and among The Registry, Inc., Eligibility Management Systems, Inc., Richard K. Dolan, Charles C. Cain and Thomas A. DiMartino.*



     * In accordance with Item 601(b)(2) of Regulation S-K, the registrant has omitted exhibits and schedules to the Agreement from this filing. The registrant agrees to provide any omitted schedules and exhibits supplementally to the Commission upon request.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE REGISTRY, INC.


                                   By: /s/ Richard L. Bugley
                                   -------------------------------------------
                                   Name:  Richard L. Bugley
                                   Title: General Counsel


Date:  September 10, 1997
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                                 EXHIBIT INDEX


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Exhibit No.                  Description of Exhibits                 Page
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

2 Stock Purchase Agreement dated August 27, 1997 by and among the Registrant, Eligibility Management Systems, Inc., a Florida corporation, Richard K. Dolan, Charles C. Cain and Thomas A. DiMartino.


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